Exhibit 99.1

SHAP 2018-1, LLC CFMT 2020-HB2 Due Diligence Review

March 19, 2020

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2020 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

SHAP 2018-1 LLC, CFMT 2020-HB2 Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 1,793 Home Equity Conversion Mortgage loans (“HECMs”) owned by SHAP 2018-1, LLC (“Client”). The HECM portfolio is sub-serviced by Reverse Mortgage Solutions dba RMS (“RMS”). The review included review of data, documentation and images provided by the sub-servicer, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. Due diligence also included an order of Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. It also included data driven lien searches and current owner title searches retrieved by AMC. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Original sample selections were grossed up by 20% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced from 1,859 HECMs to 1,793 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. The sixty-six (66) drops were requested by SHAP 2018-1, LLC. Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

Procedures

1.	Obtain a data tape from SHAP 2018-1, LLC, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

MIP Rate

From a sample of 367 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of 12/31/2019 to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 367 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of 12/31/2019 to the value represented in the data tape. There were no exceptions noted.

Current Interest Rate

From a sample of 367 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of 12/31/2019 to the value represented in the data tape. There were no exceptions noted.

Marketable Title Date

From a sample of 367 HECMs, AMC identified four (4) HECMs with marketable title dates. AMC reviewed servicing system screen shots or the servicing system for the four (4) HECMs and compared the marketable title date represented in the screen shot or servicing system as of 12/31/2019 to the value represented in the data tape. There were no exceptions noted.

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Loan Status

From a sample of 367 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates. There were no exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Max Claim Amount

•	Called Due Date

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

Max Claim Amount

From a sample of 367 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the Max Claim Amount represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. AMC identified five (5) exceptions, two (2) due to data discrepancies and three (3) where no documentation was provided. No other exceptions were identified.

Called Due Date

From a sample of 367 HECMs, AMC identified 183 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date and compared the dates to the Called Due Date listed in the data tape provided by SHAP 2018-1, LLC. AMC noted three (3) exceptions. Two (2) of the three (3) exceptions had missing documentation necessary to perform the due diligence. One (1) exception was as a result of a rescinded Called Due instance that occurred on 12/31/19. No other exceptions were noted.

UPB at Called Due Date

From a sample of 367 HECMs, AMC identified 183 HECMs with a UPB at Called Due Date in the data tape.  AMC reviewed a screen shot provided by SHAP 2018-1, LLC representing the HECM balance history and compared the UPB at the time of the Called Due Date represented in the screen shot to the value represented in the data tape.  There were nineteen (19) exceptions noted. Two (2) exceptions were as a result of missing documentation necessary to perform the due diligence and one (1) exception was as a result of a rescinded Called Due instance. The remaining sixteen (16) exceptions were due to missing UPB at Called Due information in the servicing system of record. Servicing records had removed UPB at Called Due information if the Called Due event had been rescinded after the securitization data tape effective date. No other exceptions were noted.

Original Note Rate

From a sample of 367 HECMs, AMC reviewed the original Note provided by SHAP 2018-1, LLC. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Margin (on adjustable rate HECMs)

From a sample of 367 HECMs, AMC identified nineteen (19) HECMs with adjustable rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the nineteen (19) HECMs. AMC compared the Margin represented in the Note to the Margin represented in the tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

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Index (on adjustable rate HECMs)

From a sample of 367HECMs, AMC identified nineteen (19) HECMs with adjustable rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the nineteen (19) HECMs. AMC compared the Index represented in the Note to the Index represented in the tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Debenture Rate

From a sample of 367 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. AMC found nine (9) exceptions that were all due to missing endorsement documentation. There were no other exceptions noted.

Foreclosure First Legal Date

From a sample of 367 HECMs, AMC identified 101 HECMs with a Foreclosure First Legal Date. AMC reviewed the 101 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Closing Date

From a sample of 367 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from the sub-servicer to determine the closing date recognized by HUD and compared the date to the tape data. AMC identified eight (8) exceptions, two (2) due to a discrepancy between the documentation provided and the data tape provided, and six (6) due to no documentation provided. There were no other exceptions noted.

Amortization Type

From a sample of 367 HECMs, AMC reviewed the Original Note provided by SHAP 2018-1, LLC. AMC compared the Amortization Type represented in the Note and Riders to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

FHA Case Number

From a sample of 367 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Original Principal Limit

From a sample of 367 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the Original Principal Limit and compared the Original Principal Limit to the tape provided by SHAP 2018-1, LLC. There were ten (10) exceptions noted; six (6) due to data discrepancies, and four (4) due to no documentation provided. There were no other exceptions noted.

2.	Obtain and review FHA reporting from SHAP 2018-1, LLC and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 1,793 assets in the Securitization Population. There were ten (10) exceptions noted where proof of endorsement at cut off was unable to be provided due to loans being liquidated after the securitization data tape effective date. There were no other exceptions noted.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and
a.	Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

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AMC selected and reviewed 373 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC initially identified twenty (20) unique HECMs with variances. Ten (10) variances were due to a date discrepancy, and ten (10) variances were due to a date and amount discrepancy. No other exceptions were noted.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

AMC reviewed 324 HECMs in the Securitization Population and compared property occupancy status represented in the inspection report to the occupancy information in the data tape. AMC identified a total of 122 exceptions. 120 variances were due to the property inspection report showed a different result than the data tape, two (2) HECMS had inspections that were not provided or could not be located by the sub-servicer for review. The variances identified were shared with SHAP 2018-1, LLC. SHAP 2018-1, LLC explained that the occupancy status reflected on the data tape represented the result of a difference in system report compared to the outcome found on the property inspections. RMS does not currently store inspection-based occupancy data in their servicing platform. The different occupancy data source has resulted in the high variance rates.

Below is a summary of the findings:

Tape Data	Audit Data	Count
Occupied	By Owner	24
Occupied	By Unknown Occupant	1
Occupied	N/A	5
Occupied	Occupied	137
Occupied	Vacant	2
Occupied	VACANT-NOT SECURE	1
Occupied	No Documentation Provided	2
Non-Occupied	By Owner	9
Non-Occupied	BY UINKNOWN OCCUPANT	1
Non-Occupied	By Unknown Occupant	41
Non-Occupied	N/A	6
Non-Occupied	No Access-Gated Community	1
Non-Occupied	No Trespassing.	1
Non-Occupied	Non-Occupied	65
Non-Occupied	Occupied	26
Non-Occupied	Occupied by Unknown	2
	Total	324

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by SHAP 2018-1, LLC.

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From a sample of 324 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. The initial due diligence results identified three (3) variances. All three (3) variances were due to an illegible ID being provided. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:
a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,

AMC identified 262 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested the 262 HECM foreclosure and bankruptcy attorney fees against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by SHAP 2018-1, LLC and the sub-servicer. Of the 262 HECMS with advances, AMC identified thirty (30) HECMs with over-allowable advances. No other exceptions were noted.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 356 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 356 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by SHAP 2018-1, LLC. AMC identified forty (40) exceptions. Of the forty (40) exceptions, eleven (11) transactions were expedited property inspections performed after disasters and will not be reimbursed by HUD. SHAP 2018-1, LLC was unable to provide over-allowable approvals to support associated advances on the remaining twenty-nine (29) disbursements. There were no other exceptions noted.

c.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 199 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from each of those 199 HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system A total of eight (8) variances were identified where invoices provided did not match the advance. There were no other exceptions noted.

d.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 361 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from each of those 361 HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system. There were forty-seven (47) variances identified. Forty-six (46) of the variances were due to a data discrepancy. One (1) transaction was unable to be supported with documentation. There were no other exceptions noted.

6.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

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BPOs for a total of 305 HECMs were ordered for HECMs in the Securitization Population. The results of all the valuations have been provided to SHAP 2018-1, LLC.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

title results

As requested by the Client, a title review was included in AMC’s scope of review on 1,548 mortgage loans in the Securitization Population. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

SUMMARY (1,548 Mortgage Loans)

As part of the due diligence services, the Client provided AMC with identifying data on 1,548 mortgage loans. There were 132 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Of these 132 mortgage loans, there were 130 mortgage loans that had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans had the senior encumbrance cited on Schedule B of the related title policy.  The remaining 2 mortgage loans were reported as foreclosed and the subject mortgage no longer of record; however, these are known to be REO properties. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 1,416 mortgage loans.

BLACK KNIGHT SUMMARY (209 Mortgage Loans)

As part of the due diligence services, the Client provided AMC with identifying data on 209 mortgage loans and a Black Knight Lien Alert was obtained for these assets. The title evidence obtained indicated that there were no critical exceptions related to lien position on these 209 mortgage loans.

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